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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  November 4, 2004
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                          BECTON, DICKINSON AND COMPANY
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New Jersey
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                   (State or Other Jurisdiction of Incorporation)

                001-4802                                 22-0760120
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        (Commission File Number)             (IRS Employer Identification No.)

   1 Becton Drive, Franklin Lakes, New Jersey                   07417-1880
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    (Address of Principal Executive Offices)                    (Zip Code)

                             (201) 847-6800
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               (Registrant's Telephone Number, Including Area Code


                                   N/A
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         (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K Filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02         Results of Operations and Financial Condition.

On November 4, 2004, Becton, Dickinson and Company issued a press release announcing its financial results for the fourth fiscal quarter and for the fiscal year ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01         Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.1 Press release dated November 4, 2004, which is furnished pursuant to Item 2.02.









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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BECTON, DICKINSON AND COMPANY
                                                  (Registrant)



                                           By: /s/ Dean J. Paranicas
                                               --------------------------------
                                                   Dean J. Paranicas
                                                   Vice President, Corporate
                                                   Secretary and Public Policy


Date: November 4, 2004






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                                INDEX TO EXHIBITS
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   Exhibit
   Number        Description of Exhibits
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   99.1          Press release dated November 4, 2004, which is furnished
                 pursuant to Item 2.02.


                     STATEMENT OF DIFFERENCES

The trademark symbol shall be expressed as...............................'TM'